                                                                    EXHIBIT 10.1


                                 AMENDMENT NO. 6

                           DATED AS OF JANUARY 1, 2001

                                       TO

                           LOAN AND SECURITY AGREEMENT

                                   AS AMENDED

                            DATED AS OF JUNE 5, 1997

                                      AMONG

                ACCREDO HEALTH, INCORPORATED AND ITS SUBSIDIARIES

                                       AND

                             BANK OF AMERICA, N.A.,

                    FIRST TENNESSEE BANK NATIONAL ASSOCIATION

                                       AND

                          BROWN BROTHERS HARRIMAN & CO.

                                       AND

                         BANK OF AMERICA, N.A., AS AGENT

                                TABLE OF CONTENTS


                                                                                        Page
1.   Definitions...........................................................................1

2.   Amendments to Agreement...............................................................1

3.   Representations and Warranties........................................................6
     3.1. Incorporation....................................................................7
     3.2. Due Authorization, No Conflicts, Etc.............................................7
     3.3. Due Execution, Etc...............................................................7

4.   Conditions Precedent..................................................................8
     4.1. Conditions Precedent to Effectiveness of Amendment No. 6.........................8

5.   Effectiveness of Amendment No. 6......................................................8

6.   Closing...............................................................................9

7.   Governing Law, Etc....................................................................9

8.   Section Titles and Table of Contents..................................................9

9.   Waiver of Jury Trial..................................................................9

10.  Counterparts..........................................................................9

11.  Agreement to Remain in Effect.........................................................9

         AMENDMENT NO. 6 dated as of January 1, 2001 under and to that certain Loan and Security Agreement dated as of June 5, 1997 as amended by Amendment No. 1 dated August 28, 1998, as further amended by Amendment No. 2 dated March 1, 1999, as further amended by Amendment No. 3 dated as of October 14, 1999, Amendment No. 4 dated December 3, 1999 and as further amended by Amendment No. 5 dated July 7, 2000 (collectively, the "Agreement"), among Accredo Health, Incorporated (formerly Nova Holdings, Inc.), a Delaware corporation (the "Borrower"); the Guarantors, jointly and severally; each of the undersigned Banks (in such capacity, the "Banks"), and Bank of America, N.A. (successor to NationsBank, N.A.), as Agent for the Banks (in such capacity, the "Agent").

                                   WITNESSETH:

         WHEREAS, the Borrower, the Guarantors, the Banks and the Agent are parties to the Agreement; and

         WHEREAS, the Borrower has requested that the Banks agree to a reduction in the nonuse fees as well as a restructuring of the Applicable LIBO Rate Margin and Applicable Prime Rate Margin, and the Banks have agreed to such reductions as well as to an extension of the Loan Termination Date provided that the Borrower reduces the amount available under the Commitments (subject to increase upon payment of an additional fee) and that the Borrower agrees to maintain a Funded Debt to Cash Flow ratio of not more than 2.75 to 1.0 instead of 3.50 to 1.0; and

         WHEREAS, Bank and Borrower have both agreed to eliminate the existing Borrowing Base provisions and definitions contained in the Agreement;

         NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. DEFINITIONS. All capitalized terms used in this Amendment No. 6 which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Agreement.

         2.       AMENDMENTS TO AGREEMENT.


                  2.1. Section I of the Agreement, DEFINITIONS, is hereby amended by deleting the definitions of "Applicable LIBO Rate Margin", "Applicable Prime Rate Margin", "Borrowing Base", "Borrowing Base Adjustment Date", "Borrowing Base Reference Period", and "Financial Statements" and by adding thereto the following new definitions as follows:

                  "AMENDMENT NO. 6 EFFECTIVE DATE" has the meaning specified in
         Section 5 of this Amendment No. 6.


                  "APPLICABLE LIBO RATE MARGIN" means two percent (2.00%) per annum; provided however, that during any fiscal quarter of the Borrower where the Borrower shall have satisfied the Funded Debt to Cash Flow ratio test indicated in the table below, then the

         Applicable LIBO Rate Margin for the Effective Period (as defined below) shall be the percentage rate per annum set forth opposite the appropriate test in the table below:

Funded Debt to Cash Flow                                                           Applicable LIBO Rate Margin
------------------------                                                           ---------------------------
Greater than 2.25 to 1.0                                                                 2.00% per annum

Equal to or Less than 2.25:1.0 and Greater than 1.50:1.0                                 1.50% per annum

Equal to or Less than 1.50:1.0 and Greater than 0.75:1.0                                 1.00% per annum

Equal to or Less than 0.75 to 1.0                                                        0.75% per annum


                  The Funded Debt to Cash Flow ratio shall be computed generally as set forth in Paragraph 6.17(C) with Cash Flow being computed on a rolling four (4) quarter basis after giving Pro-Forma Effect to any Permitted Acquisition or Indebtedness associated therewith, and the Applicable LIBO Rate Margin shall be confirmed by the Agent on the basis of quarter-annual financial statements of the Borrower delivered to the Banks pursuant to Paragraph 6.2(B) and year end financial statements delivered pursuant to Paragraph 6.2(C). The "Effective Period" shall be the period commencing on the first Business Day of the first month following delivery to the Agent of the financial statements of the Borrower pursuant to Paragraphs 6.2(B) and 6.2(C), which financial statements indicate that the applicable test set forth above has been satisfied for the preceding fiscal quarter, and ending on the date that is three months after such commencement date. At the end of any Effective Period, the Applicable LIBO Rate Margin shall automatically become two percent (2.00%) per annum unless at or prior to such time the next Effective Period shall have commenced.

                  "APPLICABLE PRIME RATE MARGIN" means zero percent (0.0%) per annum; provided however, that during any fiscal quarter of the Borrower where the Borrower shall have satisfied the Funded Debt to Cash Flow ratio test indicated in the table below, the Applicable Prime Rate Margin for the Effective Period (as defined below) shall be the percentage rate per annum set forth opposite the appropriate test in the table below:

Funded Debt to Cash Flow                                                          Applicable Prime Rate Margin
------------------------                                                          ----------------------------
Greater than 2.25 to 1.0                                                                 0.0% per annum

Equal to or Less than 2.25:1.0 and Greater than 1.50:1.0                                -0.25% per annum

Equal to or Less than 1.50:1.0 and Greater than 0.75:1.0                                -0.50% per annum

Equal to or Less than 0.75 to 1.0                                                       -0.75% per annum


                  The Funded Debt to Cash Flow ratio shall be computed generally as set forth in Paragraph 6.17(C) with Cash Flow being computed on a rolling four (4) quarter basis after giving Pro-Forma Effect to any Permitted Acquisition or Indebtedness associated therewith, and the Applicable Prime Rate Margin shall be confirmed by the Agent on the basis of the quarter-annual financial statements of the Borrower delivered to the Banks pursuant to Paragraph 6.2(B) and year end financial statements delivered pursuant to Paragraph 6.2(C). The "Effective Period" shall be the period commencing on the first Business Day of the first month following delivery to the Agent of the financial statements of the Borrower pursuant to Paragraphs 6.2(B) and 6.2(C), which financial statements indicate that the applicable test set forth above has been satisfied for the preceding fiscal quarter, and ending on the date that is three months after such commencement date. At the end of any Effective Period, the Applicable Prime Rate Margin shall automatically become zero percent (0.0%) per annum unless at or prior to such time the next Effective Period shall have commenced.

                  "FINANCIAL STATEMENTS" means the consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as of June 30, 2000 and December 31, 2000 and statements of income and shareholders equity for the years or months ended on such dates.

In addition to the foregoing new definitions, the following definition are hereby amended:

         "Loan Termination Date" is hereby amended to replace the date of December 1, 2001 with the date of December 1, 2003.

         "Unutilized Revolving Commitment" is hereby amended to delete the clause "without regard to any Borrowing Base limitations" and to replace it with the clause "as set forth in Paragraph 2.1 hereof, with such Commitment to be calculated based on Total Commitments of $30,000,000 unless and until an additional fee has been paid pursuant to Paragraph 2.1(B) and the Total Commitments have been increased in accordance with 2.1(B) to $60,000,000,".

                  2.2. Paragraph 2.1 of the Agreement is hereby amended to delete the last sentence of Subparagraph 2.1(E), and further to delete in their entirety Subparagraphs (A) and (B) thereof and to replace them with the following Subparagraphs (A) and (B) as follows:

                           (A) Subject to the terms and conditions of and relying on the representations, warranties and covenants contained in this Agreement, through the day prior to the Loan Termination Date, each Bank agrees to fund severally but not jointly to the Borrower the amount set out opposite their names, which for all of the Banks shall be initially an aggregate maximum principal amount of up to Sixty Million Dollars ($60,000,000.00); provided, the principal balance of the Revolving Loans committed and/or outstanding shall not exceed the aggregate amount of Thirty Million Dollars ($30,000,000.00) (and each Bank's Commitment shall not exceed its Commitment Percentage multiplied by $30,000,000.00) unless and until the Borrower shall have satisfied each of the criteria specified in Subparagraph (B) below for increasing the Total Commitments to Sixty Million Dollars ($60,000,000.00). The maximum Commitment of each of the Banks and its respective percentage of the Total Commitments (the "Commitment Percentage" of each Bank) are as follows:


                                                        ACQUISITION LOAN                      COMMITMENT
                  BANK                                  COMMITMENT AMOUNT                     PERCENTAGE
---------------------------------------------------------------------------------------------------------
Bank of America, N.A.                                $15,000,000/$30,000,000                         50%
---------------------------------------------------------------------------------------------------------
Brown Brothers Harriman & Co.                        $ 5,000,000/$10,000,000                    16.6667%
---------------------------------------------------------------------------------------------------------
First Tennessee Bank National                        $10,000,000/$20,000,000                    33.3333%
Association
---------------------------------------------------------------------------------------------------------
TOTAL COMMITMENTS                                    $30,000,000/$60,000,000                        100%
---------------------------------------------------------------------------------------------------------


                  The Revolving Loans shall be evidenced by the (i) Thirty Million Dollar ($30,000,000.00) Note of Borrower to Bank of America, N.A., (ii) the Ten Million Dollar ($10,000,000.00) Note of Borrower to Brown Brothers Harriman & Co., and (iii) the Twenty Million Dollar ($20,000,000.00) Note of Borrower to First Tennessee Bank National Association, which Notes are substantially in the form set forth in Exhibit A attached hereto, with each Note payable in accordance with its terms. The Borrower may obtain Loans, repay without penalty or premium except as set forth in Paragraph 2.9 below and reborrow hereunder, from the date of this Agreement up to the day prior to the Loan Termination Date, the then available Revolving Loan Commitments or any lesser sum which is in the minimum amount of Two Hundred Fifty Thousand Dollars ($250,000.00) and in an integral multiple of Fifty Thousand Dollars ($50,000.00) if in excess thereof; provided, however, Borrower may not borrow more than two (2) times in any calendar week. Each advance of the Revolving Loans hereunder shall be made by each Bank ratably in accordance with its respective Commitment Percentage of such advance.

                           (B) The Banks hereby agree to increase from Thirty Million Dollars ($30,000,000.00) to Sixty Million Dollars ($60,000,000.00) the Total Commitments set forth in Subparagraph (A) above upon the occurrence of (i) 15 days prior written notice from the Borrower to the Agent and each of the Banks of the Borrower's election to increase the Total Commitments from $30,000,000 to $60,000,000; (ii) the payment by the Borrower to the Agent for the account of each Bank of an additional Commitment Fee equal to $60,000.00 in the aggregate if paid in calendar year 2001, $75,000.00 in the aggregate if paid in calendar year 2002, and $90,000.00 in the aggregate if paid in 2003; and (iii) the delivery by the Borrower to the Agent of a current compliance certificate certifying and demonstrating that there is no Event of Default in existence hereunder, the Borrower is presently in compliance with all financial covenants, and, following the increase in the Total Commitments to $60,000,000, the Borrower will continue to be in compliance with all existing financial covenants set forth in the Agreement.

                  2.3. Paragraph 2.3(G) is hereby amended to replace "2.5% per annum" where it appears in the sixth line of the first sentence thereof with "2% per annum" and also to replace the Funded Debt to Cash Flow table which appears at the very end of said sentence with the following table of Funded Debt to Cash Flow as follows:

Funded Debt to Cash Flow                                                    Percentage Rate
------------------------                                                    ---------------
Greater than 2.25 to 1.0                                                    2.00% per annum

Equal to or Less than 2.25:1.0 and Greater than 1.50:1.0                    1.50% per annum

Equal to or Less than 1.50:1.0 and Greater than 0.75:1.0                    1.00% per annum

Equal to or Less than 0.75 to 1.0                                           0.75% per annum

                  2.4. Paragraph 2.4 is hereby amended to delete "0.30% per annum" where it appears therein with the figure of "0.25% per annum" and to replace the Funded Debt to Cash Flow table at the end of the first sentence with the following table of Funded Debt to Cash Flow and applicable Percentage Rate as follows:

Funded Debt to Cash Flow                                                                 Percentage Rate
-------------------------                                                               ----------------
Greater than 2.25 to 1.0                                                                 0.25% per annum

Equal to or Less than 2.25:1.0 and Greater than 1.50:1.0                                 0.20% per annum

Equal to or Less than 1.50:1.0 and Greater than 0.75:1.0                                 0.20% per annum

Equal to or Less than 0.75 to 1.0                                                        0.15% per annum


                  2.5. Paragraph 5.9 is hereby amended to delete the date of March 31, 1997 in each place where it appears in Paragraph 5.9, and the Borrower and each Guarantor hereby warrant and represent to the Agent and each Bank that the provisions of Paragraph 5.9 as herein amended with respect to the Financial Statements (as such definition has been amended in this Amendment No. 6) are true and correct.

                  2.6. Paragraph 6.2(D) is hereby amended to delete the clause "a Borrowing Base Calculation Certificate in the form of Exhibit M hereto as well as".

                  2.7. Paragraph 6.17(C) is hereby amended to replace "3.50 to 1.0" with "2.75 to 1.0".

                  2.8. Exhibits H, I, J, K and L to the Agreement are hereby deleted and replaced by Exhibits H, I, J, K and L attached hereto, which replacement Exhibits the Borrower and each Guarantor jointly and severally represent and warrant to the Agent and each Bank to be true and correct as of the date of this Amendment No. 6.

                  2.9. The Borrower hereby agrees to pay to the Agent to the benefit of the Banks on a prorated basis a fee of One Hundred Twenty Thousand Dollars ($120,000.00) in connection herewith and in consideration of this Amendment, said fee to be payable contemporaneously with the execution hereof.


         3. REPRESENTATIONS AND WARRANTIES. To induce the Banks and the Agent to enter into this Amendment No. 6, Borrower and Guarantors jointly and severally represent and warrant to the Banks and the Agent as follows:

                  3.1. INCORPORATION. Accredo Health, Incorporated is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and is qualified to transact business in the State of Tennessee; Nova Factor, Inc., Southern Health Systems, Inc., Hemophilia Health Services, Inc. (successor to Horizon Health Systems, Inc.) and AHI Pharmacies, Inc. are corporations duly organized, validly existing and in good standing under the laws of the State of Tennessee; Sunrise Health Management, Inc., is a corporation duly organized and validly existing and in good standing under the laws of the State of Georgia; Childrens Hemophilia Services is a general partnership duly formed and validly existing under the laws of the State of California; each of the foregoing entities has the lawful power to own its properties and to engage in the business it now conducts, and each corporation is duly qualified and in good standing as a foreign corporation in the jurisdictions wherein the nature of the business transacted by it or property owned by it is both material and makes qualification necessary; Accredo Health, Incorporated has its chief executive office and principal place of business in Memphis, Tennessee, and each of the other entities has its chief executive office and principal place of business located in either Nashville, Tennessee or Memphis, Tennessee, except for Sunrise Health Management, Inc., which has its principal office in Norcross, Georgia, and Childrens Hemophilia Services which has its principal office in Los Angeles, California.

                  3.2. DUE AUTHORIZATION, NO CONFLICTS, ETC. The execution, delivery and performance by the Borrower and Guarantors of this Amendment No. 6 and any and all other agreements, instruments and documents to be executed and/or delivered by the Borrower or any Guarantor pursuant hereto or in connection herewith, and the consummation by Borrower and Guarantors of the transactions contemplated hereby or thereby: (a) are within the corporate and/or partnership powers of each; (b) have been duly authorized by all necessary corporate and/or partnership action, including without limitation, the consent of stockholders/partners where required; (c) do not and will not (i) contravene the respective certificate of incorporation or by-laws or other comparable governing documents of Borrower or any Guarantor, (ii) violate any Laws, or any order or decree of any court or governmental authority, or (iii) conflict with or result in the breach of, or constitute a default under, or result in the termination of, any material contractual obligation of Borrower or any Guarantor, and (d) do not require the consent, authorization by, or approval of, or notice to, or filing or registration with, any governmental authority or any other Person other than those which have been obtained and copies of which have been delivered to the Agent pursuant to Subsection 4.1(a)(ii) hereof, each of which is in full force and effect.

                  3.3. DUE EXECUTION, ETC. This Amendment No. 6 and each of the other agreements, instruments and documents to be executed and/or delivered by Borrower or any Guarantor pursuant hereto or in connection herewith (a) has been duly executed and delivered, and (b) constitutes the legal, valid and binding obligation of each, enforceable against it in accordance with its terms, subject however to state and federal bankruptcy, insolvency, reorganization and other laws and general principles of equity affecting enforcement of the rights of creditors generally.

         4.       CONDITIONS PRECEDENT. The effectiveness of this Amendment
No. 6 is subject to the fulfillment of the following conditions precedent on or prior to the Amendment No. 6 Effective Date (as hereinafter defined in Section 5 hereof):

                  4.1. CONDITIONS PRECEDENT TO EFFECTIVENESS OF AMENDMENT NO. 6. The Agent shall have received, on or prior to the Amendment No. 6 Effective Date, the following, each dated on or prior to the Amendment No. 6 Effective Date unless otherwise indicated, in form and substance satisfactory to the Agent and in sufficient copies for each Bank:

                           (a)      Certified copies of (i) the resolutions of
the Board of Directors and/or Partners of Borrower and each Guarantor approving this Amendment No. 6 and each other agreement, instrument or document to be executed by them pursuant hereto or as contemplated hereby, and (ii) all documents evidencing other necessary corporate or partnership action and required governmental and third party approvals, licenses and consents with respect to this Amendment No. 6 and the transactions contemplated hereby.

                           (b)      A certificate of the Secretary or an
Assistant Secretary of Borrower and each Guarantor certifying the names and true signatures of the officers of Borrower and each corporate Guarantor who have been authorized to execute on behalf of Borrower and such corporate Guarantor this Amendment No. 6 and any other agreement, instrument or document executed or to be executed by Borrower and any Guarantor in connection herewith.

                           (c)      A certificate dated the Amendment No. 6
Effective Date signed by the President or any Vice-President of Borrower, to the following effect:

                           (i) The representations and warranties of the Borrower contained in Sections 3.1, 3.2 and 3.3 of this Amendment No. 6 are true and correct on and as of such date as though made on and as of such date;

                           (ii) No Default or Event of Default has occurred and is continuing, and no Default or Event of Default would result from the execution and delivery of this Amendment No. 6 or the other agreements, instruments and documents contemplated hereby; and

                           (iii) The Borrower has paid or agreed to pay all amounts payable by it pursuant to the Agreement as amended hereby (including, without limitation, all legal fees and expenses of Banks' counsel incurred in connection herewith) to the extent then due and payable.

         5. EFFECTIVENESS OF AMENDMENT NO. 6. This Amendment No. 6 and the Exhibits attached hereto shall become effective at such time as (a) each of the conditions precedent set forth in Section 4.1 hereof shall have been satisfied, and (b) counterparts of this Amendment No. 6, executed and delivered by the Borrower, the Guarantors, the Banks and the Agent shall have been received by the Agent (or, alternatively, confirmation of the execution hereof by such parties shall have been received by the Agent). The date upon which the conditions described in clauses (a) and (b) of the foregoing sentence shall have been fulfilled is referred to herein as the "Amendment No. 6 Effective Date".

         6. CLOSING. The Closing under this Amendment No. 6 shall occur on the Amendment Effective Date at the offices of Boult, Cummings, Conners & Berry, PLC, 414 Union Street, Nashville, Tennessee 37219, or such other location as the parties may agree.

         7. GOVERNING LAW, ETC. This Amendment No. 6 shall be governed by, and construed in accordance with, the laws of the State of Tennessee as provided in Section 10.9 of the Agreement, which Section is incorporated herein by reference and made a part hereof as though set forth in full herein.

         8. SECTION TITLES AND TABLE OF CONTENTS. The Section Titles and Table of Contents contained in this Amendment No. 6 are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement among the parties hereto.

         9. WAIVER OF JURY TRIAL. EACH PARTY HERETO, INCLUDING THE BORROWER, EACH SUBSIDIARY, THE BANKS, AND THE AGENT, HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE (TO THE EXTENT PERMITTED BY APPLICABLE LAWS) ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER, RELATING TO, OR CONNECTED WITH THIS AGREEMENT, THE COLLATERAL OR ANY OTHER AGREEMENT, INSTRUMENT OR DOCUMENT CONTEMPLATED HEREBY OR DELIVERED IN CONNECTION HEREWITH AND AGREE THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE BANKS' AND THE AGENT ENTERING INTO THIS AGREEMENT.

         10. COUNTERPARTS. This Amendment No. 6 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

         11. AGREEMENT TO REMAIN IN EFFECT. Except as expressly provided herein, the Agreement and each other Collateral Document shall be and shall continue in full force and effect in accordance with its respective terms.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 6 to be executed by their respective officers thereunto duly authorized, as of the date first above written.

AGENT                                         BORROWER
-----                                         --------
BANK OF AMERICA, N.A.,                        ACCREDO HEALTH, INCORPORATED
as Agent

BY: /s/ Elizabeth L. Knox                     BY: /s/ Joel Kimbrough
   -----------------------------------           ----------------------------------------

TITLE: Sr, Vice President                     TITLE: CFO
      --------------------------------              -------------------------------------

BANKS                                         GUARANTORS AND SUBSIDIARIES
-----                                         ---------------------------

BANK OF AMERICA, N.A.                         SOUTHERN HEALTH SYSTEMS, INC.

BY: /s/ Elizabeth L. Knox                     BY: /s/ Joel Kimbrough
   -----------------------------------           ----------------------------------------

TITLE:  Sr. Vice President                    TITLE:  CFO
      --------------------------------               ------------------------------------

FIRST TENNESSEE BANK NATIONAL                 NOVA FACTOR, INC.
ASSOCIATION

BY: /s/ Bob Nieman                            BY: /s/ Joel Kimbrough
   -----------------------------------           ----------------------------------------

TITLE: Sr. Vice President                     TITLE: CFO
      --------------------------------              -------------------------------------

BROWN BROTHERS HARRIMAN & CO.                 HEMOPHILIA HEALTH SERVICES, INC.
                                              (successor to Horizon Health Systems, Inc.)

BY: /s/ Gregory S. Pachus                     BY: /s/ Joel Kimbrough
   -----------------------------------           ----------------------------------------

TITLE:  Vice President                        TITLE:  CFO
       -------------------------------               -------------------------------------

                                           AHI PHARMACIES, INC.


                                           BY: /s/ Joel Kimbrough
                                              ----------------------------------

                                           TITLE:  CFO
                                                 -------------------------------


                                           SUNRISE HEALTH MANAGEMENT, INC.


                                           BY: /s/ Joel Kimbrough
                                              ----------------------------------

                                           TITLE: CFO
                                                 -------------------------------


                                           CHILDRENS HEMOPHILIA SERVICES


                                           BY: Hemophilia Health Services, Inc.,
                                               general partner


                                               BY: /s/ Joel Kimbrough
                                                  ------------------------------

                                               TITLE: CFO
                                                     ---------------------------

                                    EXHIBIT H
                                CORPORATE MATTERS


State of Incorporation of Subsidiaries

         Nova Factor, Inc.                                    Tennessee

         Southern Health Systems, Inc.                        Tennessee

         Hemophilia Health Services, Inc.                     Tennessee

         AHI Pharmacies, Inc.                                 Tennessee

         Sunrise Health Management, Inc.                      Georgia


States of Qualification

         Accredo Health, Incorporated                         Tennessee
                                                              California

         Nova Factor, Inc.                                    Alabama
                                                              California
                                                              Florida
                                                              Georgia
                                                              Illinois
                                                              Montana
                                                              Texas

         Hemophilia Health Services, Inc.                     California
                                                              Oklahoma

         AHI Pharmacies, Inc.                                 Florida
                                                              California
                                                              North Carolina


Stock Ownership

         Accredo Health, Incorporated owns the following outstanding shares of stock or partnership interests of each Subsidiary listed below:

         Nova Factor, Inc.                        One Hundred Percent (100%) is owned by
                                                  Southern Health Systems, Inc.

         Southern Health Systems, Inc.            One Hundred Percent (100%)

         Hemophilia Health Services, Inc.         One Hundred Percent (100%) (as of June 1,
                                                  1997)

         AHI Pharmacies, Inc.                     One Hundred Percent (100%) is owned by
                                                  Nova Factor, Inc.

         Sunrise Health Management, Inc.          One Hundred Percent (100%) is owned by
                                                  Hemophilia Health Services, Inc.

         Children's Hemophilia Services           80% is owned by Hemophilia Health Services,
                                                  Inc.

Other Subsidiaries

A.  Nova Factor, Inc. has the following partnership interests:

    Texas Health Pharmaceutical Resources:              Equity Ownership of 50%

    Teddy Bear Home Care - Drug Therapies,
    d/b/a Cook Children's Home Health:                  Equity Ownership of 50%

    Children's Memorial Home Hemophilia Services
    d/b/a CM Factorcare:                                Equity Ownership of 50%

    Children's Home Services                            Equity Ownership of 50%

    Children's Biotech Pharmacy Services                Equity Ownership of 50%


 B. Hemophilia Health Services has the following partnership interests:

    Specialized Pharmacy Services:                      Equity Ownership of 50%

    Children's National Hemophilia Care                 Equity Ownership of 50%


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


                                    EXHIBIT I
                                    ADDRESSES

         The following are the addresses of all of the places of business of the Borrower and each Subsidiary as defined in the Loan and Security Agreement:

         Accredo Health, Incorporated
         1640 Century Center Parkway
         Suites 101, 103, 104, 105
         Memphis, Tennessee  38134

         Nova Factor, Inc.
         1620 Century Center Parkway
         Suite 101-110
         Memphis, Tennessee  38134

         Nova Factor, Inc.
         3576 Lorna Ridge Drive
         Hoover, Alabama  35216

         Southern Health Systems, Inc.
         1640 Century Center Parkway
         Suite 101
         Memphis, Tennessee  38134

         Hemophilia Health Services, Inc.
         6820 Charlotte Pike
         Suite 100
         Nashville, Tennessee  37209

         Texas Health Pharmaceutical Resources
         2100 Hwy. 360, Suite 604
         Grand Prairie, Texas  75050

         Teddy Bear Home Care/Drug Therapies
         d/b/a Cook Childrens Home Health
         2100 Hwy. 360, Suite 605A
         Grand Prairie, Texas  75050

         Children's Memorial Home Hemophilia Services
         d/b/a CM Factorcare
         1620 Century Center Parkway
         Suite 109
         Memphis, Tennessee  38134


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


         Sunrise Health Management, Inc.
         5980-E, F, G & H Unity Drive
         Norcross, Georgia  30071

         AHI Pharmacies, Inc.
         1620 Century Center Parkway
         Suite 109
         Memphis, Tennessee  38134

         AHI Pharmacies, Inc.
         5393 Roosevelt Blvd.
         Jacksonville, Florida  32210

         AHI Pharmacies, Inc.
         11562 Knott Avenue
         Unit 6
         Garden Grove, California  92841

         AHI Pharmacies, Inc.
         9741 A Southern Pine
         Charlotte, North Carolina  28273

         Childrens Hemophilia Services
         6820 Charlotte Pike
         Suite 100
         Nashville, Tennessee  37209

         Children's Home Services
         1620 Century Center Parkway
         Suite 109
         Memphis, Tennessee  38134

         Specialized Pharmaceutical Services, Inc.
         6820 Charlotte Pike
         Suite 100
         Nashville, Tennessee  37209

         Children's National Hemophilia Care
         6820 Charlotte Pike
         Suite 100
         Nashville, Tennessee  37209


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


         Children's Biotech Pharmacy Services
         1620 Century Center Parkway
         Suite 109
         Memphis, Tennessee  38134


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


                               INVENTORY LOCATIONS


The following are the addresses of all of the inventory locations of the Borrower and each subsidiary as defined in the Loan and Security Agreement:

                                                          Owner of                           Inventory *(1)
Address\                                                  Inventory                              Amount
---------                                            ------------------                      --------------
Nova Factor, Inc.                                    Nova Factor, Inc.                       $15,000,000.00
1620 Century Center Pkwy.
Suite 109
Memphis, TN  38134

Nova Factor, Inc.                                             NFI                            $ 1,100,000.00
3576 Lorna Ridge Drive
Hoover, AL  35216

Hemophilia Health Services, Inc.                              HHS                            $ 7,000,000.00
6820 Charlotte Pike
Suite 100
Nashville, TN  37209

Texas Health Pharmaceutical Resources                         NFI                            $ 1,100,000.00
Nova Factor - Dallas
Cook Children's Home Health
2100 Hwy. 360, Suite 604
Grand Prairie, TX  75050

AHI Pharmacies, Inc.                                          AHI                            $   500,000.00
11562 Knott Avenue
Unit 6
Garden Grove, California  92841

AHI Pharmacies, Inc.                                          AHI                            $   600,000.00
5393 Roosevelt Blvd.
Suite 21
Jacksonville, Florida  32210

AHI Pharmacies, Inc.                                          AHI                            $   500,000.00
9741 A Southern Pine
Charlotte, North Carolina  28273


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


Sunrise Health Management, Inc.                               SHM                                $ 750,000.00
5980-G Unity Drive
Norcross, GA  30071

Dallas Children's Hospital                                    NFI/HHS                            $ 200,000.00
1935 Motor Street
Dallas, TX  75235

A.I. Dupont Hospital for Children                             NFI                                $  50,000.00
1600 Rockland Road
Wilmington, DE  19899

Childrens Home Care                                           NFI/HHS                            $ 100,000.00
4650 Sunset Blvd.
Mailstop #16
Los Angeles, CA  90027

Childrens Hospital of Oklahoma                                HHS                                $ 100,000.00
940 NE 19th Street
Oklahoma City, OK  73126

University Pharmacy of Oklahoma                               HHS                                $ 175,000.00
835 Station L Young Blvd.
Oklahoma City, OK  73104

LeBonheur Childrens Hospital                                  HHS                                $  20,000.00
848 Adams
Memphis, Tennessee  38103

St. Vincent Mercy Medical Center                              HHS                                $  10,000.00
Ohio


*(1) Please note that these inventory balances will fluctuate from month to month.


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


                                    EXHIBIT J
                              LITIGATION AND CLAIMS


1. Judy Merritt v. Darryl Hunter, PharmaThera, Inc. and Southern Health Systems, Inc. (Southern Health Systems, Inc.) - This lawsuit was filed in the Circuit Court of Shelby County, Tennessee for the Thirtieth Judicial District at Memphis on August 29, 1995, cause number 72254 T.D. 95. This is a negligence lawsuit arising out of an automobile accident involving a van owned by PharmaThera, Inc. and driven by a Southern Health Systems, Inc. employee. Plaintiff seeks medical expenses, lost wages, loss of earning capacity, pain and suffering, etc. and has requested a jury trial.

2. Workers Compensation Claims - From time to time, Nova Factor, Inc. receives claims for workers compensation in the normal course of business. Nova Factor, Inc. maintains workers compensation insurance through Travelers Insurance Company and the workers compensation claims are being handled by Travelers.


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


                                    EXHIBIT K
                              COMPLIANCE WITH LAWS


         Nova Factor, Inc. and Hemophilia Health Services, Inc. historically have entered into partnerships and other agreements with various physicians, home health agencies and hospitals. Those activities, practices, procedures and arrangements have been consistent with contemporaneous industry practices and norms with respect to compliance with Medicare/Medicaid fraud and abuse statutes and regulations, the federal prohibitions against physician referrals, commonly referred to as Stark I and Stark II, and state corporate practice of medicine, fee-splitting and anti-referral statutes, regulations and policies. Additionally, some of those arrangements predate the adoption of the "safe harbors", and, therefor not all of those arrangements currently fit within a known "safe harbor".

         While the Borrower and the Subsidiaries have at all times attempted to comply with all applicable laws, Borrower and the Subsidiaries cannot foreclose the possibility that their activities could be challenged by a governmental agency. If challenged, Borrower and the Subsidiaries believe that their actions are defendable.


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


                                    EXHIBIT L
                   MATERIAL LEASES, CONTRACTS AND COMMITMENTS


1. Nova Factor, Inc. has distribution agreements with Genzyme Corporation, Genentech Managed Distribution System, Biogen, Inc., Genentech, Inc., Centocor, Inc., MedImmune, Inc., Allergan, Inc. and all manufacturers of clotting factor.

2. Accredo Health, Incorporated has employment agreements with the following individuals: Kyle Callahan, David Stevens, John R. Grow, Joel Kimbrough and Thomas W. Bell, Jr.

3.       Nova Factor, Inc. has the following partnership agreements:

         (a) Teddy Bear Home Care Drug Therapies, d/b/a Cook Children's Home Health, is a general partnership formed under the laws of the State of Texas; NFI has an equity ownership of 50%; other partner is Cook Children's Medical Center with a 50% equity interest.


         (b) Texas Health Pharmaceutical Resources is a general partnership formed under the laws of the State of Texas; NFI has equity ownership of 50%; other partner is Alternative Care Systems, Inc. with a 50% equity interest.

         (c) Children's Memorial Home Hemophilia Services' partnership d/b/a CM FactorCare, is a general partnership formed under the laws of the State of Tennessee; NFI has an equity ownership of 50%; other partner is CM Healthcare Resources, Inc. with a 50% equity interest.

         (d)      Children's Home Services.

         (e)      Children's Biotech Pharmacy Services

4. Hemophilia Health Services, Inc. has the following partnership agreements:

         (a)      Specialized Pharmacy Services

         (b)      Childrens Hemophilia Services

         (c)      Children's National Hemophilia Care

5. Nova Factor, Inc. has management, sales and/or service agreement with Texas Health Pharmaceutical Resources, Teddy Bear Home Care Drug Therapies d/b/a Cook Children's Home Health and Children's Memorial Home Hemophilia Services d/b/a CM FactorCare, Childrens Home Services and Childrens Biotech Pharmacy Services.

6. HHS has management sales and/or service agreements with Specialized Pharmacy Services, Childrens Hemophilia Services and Children's National Hemophilia Care.

7. Accredo Health, Incorporated has two stock option plans, an employee stock purchase plan, a 401(k) plan, and a cafeteria (health benefits) plan.


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




8. Nova Factor, Inc., Hemophilia Health Services, Inc., AHI Pharmacies, Inc. and Sunrise Health Management, Inc. have informal employee bonus plans and other incentive plans in the ordinary course of business.

9. Nova Factor, Inc., Hemophilia Health Services, Inc., AHI Pharmacies, Inc. and Sunrise Health Management, Inc. have managed care contracts, Medicare contracts and Medicaid contracts.

10. Hemophilia Health Services, Inc. has contracts with Bronson Hospital in Michigan for said hospital to supply services for a fee.

11. Nova Factor, Inc. and Hemophilia Health Services, Inc. have pharmacy contracts.

12. Nova Factor, Inc., Hemophilia Health Services, Inc., AHI Pharmacies, Inc. and Sunrise Health Management, Inc. have confidentiality and noncompete agreements with various employees.

13.       Hemophilia Health Services, Inc. leases the following:

         (a)      Real property at 6820 Charlotte Pike, Nashville Tennessee
                  37209;

14. Nova Factor, Inc. leases real estate at 1620 Century Center Parkway, Suite 109, Memphis, Tennessee 38134, 1640 Century Center Parkway, Suite 101 and 103, Memphis, Tennessee 38134 and real estate at 3576 Lorna Ridge Drive, Hoover, Alabama 35216.

15. Teddy Bear Home Care Drug Therapies d/b/a Cook Children' Home Health leases real property at 2100 Hwy. 360, Suite 605A, Grand Prairie, Texas 75050.

16. AHI Pharmacies, Inc. leases real property at 5393 Roosevelt Blvd., Suite 21, Jacksonville, Florida 32210; 9741 A Southern Pine, Charlotte, North Carolina 28273; and 11562 Knott Avenue, Unit 6, Garden Grove, California 92841.

17. Sunrise Health Management, Inc. leases real property at 5980-E, F, G & H Unity Drive, Norcross, Georgia 30071.

18. Sunrise Health Management, Inc. has a management agreement with Specialized Pharmacy Services.

19. Accredo has filed lists of material contracts with the Securities and Exchange Commission. A copy of the lists of these contracts are attached hereto and incorporated herein by reference.


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